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CLIPPER REALTY

Investor Presentation

June 2019

Forward-Looking Statements

All statements other than statements of historical fact included in this presentation for Clipper Realty Inc. (the "Company") regarding the Company's financial position, business strategy and the plans, objectives, expectations, or assumptions of management for future operations, are forward-looking statements. When used in this presentation, words such as "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "project," "predict," "believe," "expect," "intend," "continue," "potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which are generally not historical in nature. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in such statements.

These risks, contingencies and uncertainties include, but are not limited to, the following:
- market and economic conditions affecting occupancy levels, rental rates, the overall market value of our properties, our access to capital and the cost of capital and our ability to refinance indebtedness;
- economic or regulatory developments in New York City;
- the single government tenant in our commercial buildings may suffer financial difficulty;
- our ability to control operating costs to the degree anticipated;
- the risk of damage to our properties, including from severe weather, natural disasters, climate change and terrorist attacks;
- risks related to financing, cost overruns and fluctuations in occupancy rates and rents resulting from development or redevelopment activities and the risk that we may not be able to pursue or complete development or redevelopment activities or that such development or redevelopment activities may not be profitable;
- concessions or significant capital expenditures that may be required to attract and retain tenants;
- the relative illiquidity of real estate investments;
- competition affecting our ability to engage in investment and development opportunities or attract or retain tenants;
- unknown or contingent liabilities in properties acquired in formative and future transactions;
- changes in rent stabilization regulations or claims by tenants in rent-stabilized units that their rents exceed specified maximum amounts under current regulations;
- the possible effects of departure of key personnel in our management team on our investment opportunities and relationships with lenders and prospective business partners;
- conflicts of interest faced by members of management relating to the acquisition of assets and the development of properties, which may not be resolved in our favor;
- a transfer of a controlling interest in any of our properties may obligate us to pay transfer tax based on the fair market value of the real property transferred; and
- other risks and risk factors or uncertainties identified from time to time in our filings with the Securities and Exchange Commission ("SEC").

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Concerning Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 7, 2019, and other reports filed from time to time with the SEC. Clipper Realty Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Only Pure-Play New York City-Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth
Embedded rent growth as existing below-market rents reach current market across the portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 70+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests
Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily and office opportunities

Attractive Current Portfolio – 66 Buildings, 3.1mm Leasable Square Feet

- **Multifamily - 99% leased**
- **Office - 100% leased to New York City**
- **Retail - 100% leased**
- *Flatbush Gardens* – low-cost option in Brooklyn, delivering steady growth
- *Tribeca House* – significantly below-market residential rents in downtown Manhattan, long-term retail opportunity
- *141 Livingston / 250 Livingston* – value-add, long-term office repositioning / potential residential conversion
- *Aspen* – transitioning uptown Manhattan neighborhood benefiting from Second Avenue subway completion
- *10 West 65th Street* – prime residential location near Central Park and Lincoln Center on Manhattan's Upper West Side
- *107 Columbia Heights* – renovations nearly complete on recent acquisition in iconic Brooklyn Heights neighborhood

Property	Submarket	Leasable Square Feet	Percent Leased (1)	Annual Base Rental Revenue ($ mm) (2)
Multifamily				
Flatbush Gardens complex	Brooklyn	1,748,577 (3)	99.5%	$40.7
50 Murray Street	Manhattan	396,528	99.0%	25.8
53 Park Place	Manhattan	86,288	99.1%	5.9
Aspen	Manhattan	165,542	97.8%	5.8
10 West 65th Street	Manhattan	75,678	72.0%	2.9
250 Livingston Street	Brooklyn	26,819	100.0%	1.1
Total Multifamily		**2,499,432**	**98.5%**	**$82.2**
Office				
141 Livingston Street	Brooklyn	206,084	100.0%	$8.2
250 Livingston Street	Brooklyn	294,144 (4)	100.0%	8.2
Total Office		**500,228**	**100.0%**	**$16.4**
Retail				
50 Murray Street (retail)	Manhattan	44,436	100.0%	$2.4
50 Murray Street (parking)	Manhattan	24,200	100.0%	1.2
53 Park Place (retail)	Manhattan	8,600	100.0%	0.4
141 Livingston Street (parking/other)	Brooklyn	14,853	100.0%	0.4
250 Livingston Street (retail)	Brooklyn	990	100.0%	0.1
250 Livingston Street (parking)	Brooklyn	-	-	0.2
Aspen (retail)	Manhattan	21,060	100.0%	0.9
Aspen (parking)	Manhattan	-	-	0.3
Total Retail		**114,139**	**100.0%**	**$5.9**
Total Operating Portfolio		**3,113,799**	**98.8%**	**$104.5**
Real Estate Under Development				
107 Columbia Heights	Brooklyn	102,131		

Annual Base Rental Revenue by Geography



Brooklyn
Manhattan
56%
44%

Annual Base Rental Revenue by Property Type



Multifamily
Office
Retail
79%
15%
6%

(1) As of March 31, 2019
(2) As of December 31, 2018
(3) Comprises 59 buildings
(4) Has been remeasured to approximately 342,000 square feet

Well-Positioned Portfolio – Brooklyn and Manhattan

Centrally Managed, Diverse Portfolio



Aspen
10 West 65th Street
Tribeca House
107 Columbia Heights
141 Livingston St.
250 Livingston St.
Flatbush Gardens
Headquarters
MANHATTAN
BROOKLYN
West New York
Union City
Weehawken
Hoboken



Bronx
Manhattan
LaGuardia Airport
Queens
Brooklyn
John F. Kennedy International Airport

Strong New York City Real Estate Fundamentals

Unwavering Demand From Institutional and Foreign Investors to Own NYC Real Estate

- Gentrification shift driving people to urban areas
  - Largest and growing renter population in the U.S.
- Strong job creation in NYC metro area supporting positive outlook
- High demand for multifamily rental and office space with limited supply
- Lack of available land for development limits prospects of significant supply growth
- Replacement cost can be extremely high
- Brooklyn office market continues to perform as firms look outside Manhattan in search of more affordable spaces

High Demand	+	Limited Supply	+	Significant Barriers to Entry	Increasing Rents Over Time

Source: Industry research

Portfolio with Significant Upside Potential

Property	% of Portfolio[1]	Potential Upside Drivers
Flatbush Gardens	39%	• In-place rents meaningfully lower than legal maximum chargeable per regulation, in gentrifying neighborhood • Rents are well below market of $30+ PSF • Potential to add FAR significantly in excess of original 500,000 sq. ft. amount under review[2]
Tribeca House	34%	• Residential currently 14% below market ($69 PSF vs. $80 PSF market) • Retail at massive discount to market ($52 PSF vs. $250+ PSF market for corner locations) • Purchased at half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
Downtown Brooklyn Assets	17%	• **250 Livingston Street (9%)** - Recently renewed lease with NYC for ten-year term commencing upon expiration of current leases in August 2020 - Encompasses 342,496 remeasured square feet at initial $43.62 blended rent PSF (vs. current blended $27.71 PSF) - Expected to initially add approximately $5.0mm to property's annual NOI • **141 Livingston Street (8%)** - Currently leased to NYC at $40 PSF; contracted upcoming rent increase to $50 PSF[3]
Aspen	7%	• Well-located in transitioning neighborhood just north of Manhattan's Yorkville section • Proximity to Second Avenue Subway stop at 96th Street driving rents and tenant profile • Free-market rents 15-20% below market ($44 PSF vs. $50+ PSF market)
10 West 65th Street	3%	• Prime residential location steps from Central Park, plus 53,000 sq. ft. of air rights • Recently brought 11 free-market units online following renovation • Received back ~50% of units in January (ahead of schedule) – repositioning/leasing at market rates
107 Columbia Heights	N/A	• Highly desirable location in iconic Brooklyn Heights neighborhood, near public transportation and bridges • Repositioning almost complete; expect to begin leasing shortly • 158 free-market apartments with full amenities (estimated $65-$75 PSF rental rates)

(1) Based on Annual Base Rental Revenue
(2) Subject to various regulations and approvals
(3) Tenant has option to terminate the lease after five years (December 2020); if tenant continues to occupy the building at that time, annual rent will increase by 25%, or $2.1mm, to $50 PSF

Flatbush Gardens

Rising Rents, Improving Tenant Credit Profile, High Demand, Additional FAR

2,496 rent-stabilized apartments in 59 buildings on 21 acres in East Flatbush, Brooklyn

- Acquired October 2005
- Deeply distressed asset at purchase
  - Reduced 8,000+ NYC housing violations to several hundred
- A low-cost option for housing in New York City
- Transformation of Brooklyn has reached East Flatbush
- 99.5% leased – little inventory to accommodate current demand (1)
- Tenant credit profile has improved
- Completed major capex projects; continuing to move rents closer to market rate of $30+ PSF
  - New terrace, additional security cameras and lighting, laundry rooms and mailboxes for each building, refurbished basements
- Potential increased FAR: in discussions with New York City zoning office regarding master plan that could add substantially more FAR than original 500,000 sq. ft. available amount(2)
- Attractive financing – $246mm, 10-year mortgage due 2028 at 3.5% for first five years, interest-only through August 2020







(1) As of March 31, 2019
(2) Subject to various regulations and approvals

Flatbush Gardens

Powerful Operating Trends Illustrate Real-Time Effect of Asset Repositioning


Rent PSF (1)
81% Growth
$30.00
$25.00
$20.00
$15.00
$10.00
$13.25
$18.88
$19.69
$20.63
$21.24
$22.47
$23.77
$24.04
At Acquisition
2013
2014
2015
2016
2017
2018
3/31/2019


Vacancy (1)
91% Improvement
8.0%
6.0%
4.0%
2.0%
0.0%
5.6%
4.4%
3.8%
3.1%
2.9%
1.6%
0.5%
2013
2014
2015
2016
2017
2018
3/31/2019

(1) Figures represent metric at end of respective period

Tribeca House – Multifamily / Retail

Trophy Rental Asset with Below-Market Rents and a Significant Retail Opportunity

Two buildings - 506 apartments, plus 8 retail tenants occupying approximately 77,000 sq. ft.

- Purchased December 2014 – off-market deal of an under-managed asset
- Increased residential rental rate from $61 PSF at acquisition to current $69 PSF (vs. ~$80 PSF market)
- Current average retail rental rate of $52 PSF; significantly below market
- Re-branded as Tribeca House
  - Major capital projects complete, significant remaining upside from moving rents to market
  - Renovated both lobbies, upgraded amenities, targeted apartment renovations ongoing
- Purchased at less than half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
- Attractive financing – $360mm, 10-year loan due 2028 at 4.506%, interest-only for entire term


53 Park Place


50 Murray Street


50 Murray Street
53 Park Place

Tribeca House – Residential Opportunity

Positive Rental Trends Driven by Targeted Investment

- 22% of apartments currently at or above market (up from 7% at 144A offering)
- Renovation program instrumental in achieving market rents
  - Improved common area experience supporting higher rents, consistent with neighborhood levels
  - Executing select apartment repositionings as units turn to further close rent gap

Apartment Breakdown by PSF Rents [1]



% of Apartments
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
At 144A
Present
27.1%
12.1%
42.2%
34.4%
23.6%
31.6%
7.1%
21.9%
Market Rent
(~$80)
<$60
$60 - $70
$70 - $80
>$80

(1) 144A figures represent rental data as of March 31, 2015. Present figures represent rental data as of March 31, 2019

Tribeca House – Retail Opportunity

Significant Long-Term NOI Growth as Older, Below-Market Retail Leases Turn Over

- Retail streetscape has dramatically improved
- Adjacent Four Seasons Hotel and Private Residences opened September 2016
- 1 World Trade Center complex, 9/11 Memorial in close proximity
  - Significant consumer foot traffic
- Current market prices indicate $250+ PSF rental rates for attractive corner locations



$280
$240
$200
$160
$120
$80
$40
$0
$52 PSF
$250 PSF
4.8x
Tribeca House In-Place Rents
Tribeca Retail Market Rents (Corner)

Retail Portfolio

- 53,036 sq. ft. of total retail space[(1)]
  - Includes Equinox gym
- Average in-place rent: $52 PSF
- Filled mid-block vacancy at 120 Church Street for $140 PSF in July 2015; space had been empty since 2001
  - 237% increase over average rent under existing retail leases
- First leases roll this year - prominent Church Street/Park Place corner retail leases across from Four Seasons



Murray Street
EQUINOX
SCHNIPPERS
Leased July 2015
at&t
Expiring 2019
Park Place
West Broadway
Church Street
Broadway
Four Seasons
Opened September 2016
Barclay Street
M World Trade Center

(1) There is an additional 24,200 sq. ft. of parking

Downtown Brooklyn Office – 141 Livingston and 250 Livingston

Favorable Supply/Demand Dynamics and Strong Downtown Market Provide Significant Optionality

Two buildings - approximately 549,000 sq. ft. of office space and 27,000 sq. ft. of residential space

- One of the strongest transformative markets in the U.S.
  - Barclays Center reinvigorated Downtown Brooklyn and brought significant amount of people and awareness to the area
  - Tech triangle rooted itself in Downtown Brooklyn, creating high demand for office space
- 141 Livingston: 100% leased to New York City at $40 PSF; contracted upcoming rent increase to $50 PSF[(1)]
- 250 Livingston office: 100% leased to New York City; signed lease renewal with impactful NOI growth trajectory
  - Recently renewed lease for ten-year term commencing upon expiration of current leases in August 2020
  - Encompasses 342,496 remeasured square feet at initial $43.62 blended rent PSF (vs. current blended $27.71 PSF)
  - Expected to initially add approximately $5.0mm to property's annual NOI
- 250 Livingston residential: converted top 4 floors to 36 rental apartments ($49 PSF)
- Attractive new 250 Livingston financing – $75mm, 2-year loan at L+2.15%, interest-only


141 Livingston Street


250 Livingston Street


VINEGAR HILL
Brooklyn Navy Yard Development...
Flushing Ave
Park Ave
BROOKLYN HEIGHTS
One MetroTech Center
Fort Greene Park
Dekalb Ave
Lafayette Ave
Atlantic Ave
BEDFORD-STUYV
Gates Ave
Court St
Smith St
3rd Ave
4th Ave
5th Ave
Barclays Center
Fulton St
CARROLL GARDENS
Union St
ED HOOK
3rd St
BROOKLYN
GOWANUS
Brooklyn Children's Museum
9th St
Brooklyn Museum

(1) Tenant has option to terminate the lease after five years (December 2020); if tenant continues to occupy the building at that time, annual rent will increase by 25%, or $2.1mm, to $50 PSF

Aspen

Well-Located, Modern Property in Transitioning East Side Manhattan Neighborhood

Block-front building – approximately 187,000 sq. ft., 232 apartments, 3 retail units and indoor parking garage

- Purchased June 2016 for $103mm; opened 2004
- 1st Avenue between 100th and 101st Streets
- Steps from Second Avenue Subway stop at 96th Street
  - New subway line transformational for Upper East Side
  - Elevating neighborhood appeal
  - Driving apartment demand and rent growth
- Apartments currently 97.8% leased at average $36 PSF
  - 55% free-market (at $44 PSF)
  - 45% subject to low- and middle-income restrictions
- Retail space fully occupied at average $44 PSF
- Opportunity to increase rents by improving property finishes
  - Free-market rents 15-20% below market ($44 PSF vs. $50+ PSF)
- Accretive financing – $70mm, 12-year mortgage at 3.68%




Aspen
103 St
96 St
96 St
86 St
4-5-6
86 St
UPPER EAST SIDE
77 St
72 St
68 St Hunter College
Lexington Av/63 St
Roosevelt Island
Lexington Av/59 St
ATTAN
METROPOLITAN MUSEUM OF ART
ROOSEVELT ISLAND

10 West 65th Street

Steps from Central Park

Residential building – approximately 76,000 sq. ft., plus 53,000 square feet of air rights

- Purchased October 2017 for $79mm
- 6-story residential complex with 82 apartments, plus approximately 53,000 sq. ft. of air rights
- Located near Central Park and Lincoln Center in Upper West Side submarket of Manhattan
- Recently brought online 11 free-market apartments following renovation
- Received back 40 dormitory units leased to Touro College at end of January (ahead of schedule)
  - Repositioning the apartments / leasing at market rates
- Anticipated unit mix post-development: 80% free-market, 20% rent-stabilized
- Attractive financing – $34.4mm, 10-year mortgage due 2027 at 3.375% for first five years, interest-only through October 2019







107 Columbia Heights

Prime Location in a Historic Neighborhood

Residential building – approximately 102,000 sq. ft. and indoor parking garage

- Purchased May 2017 for $87.5mm, in vacant condition
- Located in iconic Brooklyn Heights neighborhood
  - Near Brooklyn Promenade, Brooklyn Bridge, numerous subway/bus stops and Brooklyn-Queens Expressway
  - Unobstructed rooftop views of Lower Manhattan
- Property was renovated in 2007
- Repositioning almost complete
  - 158 well-appointed studios, 1BRs and 2BRs
  - Rooftop terrace, fitness center, landscaped courtyard
  - 68 indoor parking spots
- Expect to begin leasing shortly
- Current market prices in the area indicate $65-$75 PSF rental rates







Proven Access to Accretive Growth Opportunities

Opportunistic, Off-Market Acquisitions, Capability to Close

- As a long-term owner and operator, the Company is highly regarded in the New York City real estate industry
- Reputation among broker community for moving expeditiously and being a reliable counterparty
- Deep relationships with lenders given extensive deal history and proven ability to perform
- Numerous prior off-market acquisitions
- Demonstrated capability to close, often in complicated situations
- Opportunistic approach – comfortable undertaking larger, longer-term projects with attractive return characteristics


Tribeca House - rooftop


Aspen


Flatbush Gardens

Fully Integrated, Internally Managed Platform

- 203 employees
- Internal capabilities include acquisitions, accounting, finance, leasing, property management and renovation/construction
- Efficient, cohesive operation
- Significant experience managing complex assets



David Bistricer
Co-Chairman of the Board & Chief Executive Officer
Sam Levinson
Co-Chairman of the Board & Head of Investment Committee
Larry Kreider
Chief Financial Officer
JJ Bistricer
Chief Operating Officer
Jacob Schwimmer
Chief Property Management Officer
Finance / Accounting
IT / Legal / Insurance
Property Acquisitions
Property Leasing
Design / Permitting / Construction / Renovation

Acquire, reposition and operate complex assets in transitional neighborhoods

Management

Expert in New York City Real Estate Investing and Operations

		Years of Real Estate Experience	Background
	**David Bistricer** Co-Chairman, Chief Executive Officer	40	• Real estate investment career focused on New York City • Successfully bought and sold the Sony Building • Co-Chairman, Coleman Cable *(Nasdaq: CCIX)* from 1999–2011
	**Sam Levinson** Co-Chairman, Head of Investment Committee	19	• Founder and President, Trapeze Inc., a real estate investment company • Chief Investment Officer, Glick Family Investments • Non-Executive Director, Canary Wharf Group *(LON: CWGI)* / Songbird Estates plc *(LON: SBD)* from 2004 until its sale in 2015 • Non-Executive Director, Dynasty Financial Partners since 2011
	**Larry Kreider Jr.** Chief Financial Officer	19	• CFO, Cedar Realty Trust *(NYSE: CDR)* from 2007–2011 • CFO, Affordable Residential Communities from 2001–2007 • Controller and CAO, Revlon Inc. and MacAndrews & Forbes • Coopers & Lybrand
	**JJ Bistricer** Chief Operating Officer	14	• Responsible for all leasing, acquisitions, design, permitting, construction and renovation at Clipper Realty • Led numerous successful, large-scale conversion, renovation and transformation projects, including Flatbush Gardens, Tribeca House, 141 Livingston, 250 Livingston and 107 Columbia Heights

Seasoned Board of Directors

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Real Estate Experience	Background
	**Howard Lorber**	**30+**	• Chairman, Douglas Elliman, largest residential broker in New York • President, CEO & Director, Vector Group Ltd. *(NYSE: VGR)* • Vice Chairman, Ladenburg Thalmann Financial Services *(NYSE: LTS)* • Chairman, Nathan's Famous *(Nasdaq: NATH)* • Chairman, Morgans Hotel Group Co. *(Nasdaq: MHGC)* • Director, United Capital Corp. • Trustee, Long Island University
	**Robert Ivanhoe**	**30+**	• Chairman, Global Real Estate Practice at Greenberg Traurig • Co-Chairman, REIT group at Greenberg Traurig • Extensive professional and community involvement, including The Real Estate Roundtable, Bloomberg BNA, Albert Einstein College of Medicine, and Urban Land Institute
	**Robert Verrone**	**25+**	• Principal owner, Iron Hound Management • Former Co-Head, Wachovia's Real Estate Group • Began career at Bear Stearns, spending several years in the Commercial Real Estate Group

Seasoned Board of Directors (cont'd)

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Experience	Background
	**Richard Burger**	**40+**	• Former CFO, Coleman Cable, Inc. • Former CEO and President, Burns Aerospace Corp.
	**Harmon Spolan**	**40+**	• Of counsel, Cozen O'Connor law firm; former Chairman, Financial Services Practice Group • Former President, Jefferson Bank • Director, American European Insurance Group

Current Capitalization

Net Debt and Total Enterprise Value ($ mm, except as noted)	
Net Debt	
Total Debt [(1)]	$924.9
Less: Cash [(1)]	(29.4)
Net Debt	**$895.5**
Total Enterprise Value	
Diluted Shares Outstanding (millions)	45.0
Price per Share [(2)]	$12.83
Equity Market Capitalization [(2)]	**$577.4**
Plus: Total Debt [(1)]	924.9
Less: Cash [(1)]	(29.4)
Enterprise Value [(2)]	**$1,472.9**
Dividend Yield (@ $0.095/share quarterly dividend) [(2)]	**2.96%**

(1) Debt and cash figures as of March 31, 2019
(2) Based on closing price as of May 30, 2019

Investment Highlights

Only Pure-Play New York City-Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth
Embedded rent growth as existing below-market rents reach current market across the portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 70+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests
Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily and office opportunities